Exhibit 10.1

        AGREEMENT BETWEEN STANDARD REGISTRAR & TRANSFER COMPANY, INC.
                                       AND
                                  CDX.COM, INC.



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                                  Exhibit 10.1

        AGREEMENT BETWEEN STANDARD REGISTRAR & TRANSFER COMPANY, INC.
                                       AND
                                  CDX.COM, INC.

      THIS AGREEMENT, is made and entered into this 25th of January, 2001, between Standard Registrar & Transfer Company, Inc., hereinafter designated "Standard" and CDX.Com, Inc., hereinafter designated and referred to as the "Corporation".

      In  consideration  of the  promises  herein  contained  and other good and
valuable   consideration,   the  receipt   and   adequacy  of  which  is  hereby
acknowledged, it is agreed as follows:

1. Standard shall be and it hereby is appointed transfer agent of the following Shares of the Corporation;

2. The Secretary of the Corporation will file with Standard before it begins to act as transfer agent;

            A.    A copy of the Articles of Incorporation of the Corporation.

            B. Specimens of all forms of outstanding certificates for shares of the Corporation in the form approved by the Board of Directors.

            C. A list of all outstanding securities together with a statement that future transfers may be made without restriction on all securities, except as to shares subject to a restriction noted on the face of said shares and in the corporate stock records.

            D. A list of all shareholders deemed to be considered "Insiders" or "Control Persons" as defined in the Securities Act of 1933, 1934, and other acts of Congress and rules and regulations of the United States Securities and Exchange Commission when applicable.

            E. The names and specimens signatures of all officers who are and have been authorized to sign certificates for shares on behalf of the Corporation and the name and address of any other transfer agents or registrars of shares of the Corporation.

            F. A copy of the resolution of the Board of Directors of the Corporation authorizing the execution of the agreement and approving the terms and conditions hereof.

                  In the event of any future amendment or change in the respect to any of the foregoing, prompt written notification of such change, together with copies of all relevant resolutions, instruments or other documents specimens signatures, certificates, opinion or the like as agent may be deemed necessary or appropriate.

3. The duties of Standard hereunder shall be as follows:

            A. For the purpose of the original issue of certificates representing shares now or hereafter authorized for issuance by the Corporation, Standard shall record and countersign certificates signed by or bearing facsimile signatures of the officers of the Corporation authorized by it to sign shares certificates in such names and in such amounts as the Corporation may direct in writing.

            B.    Standard is hereby authorized and instructed to make
                  transfers, from time to  time,   upon  the  records  of  the
                  Corporation of any outstanding certificates representing the shares of the Corporation heretofore issued or which may hereafter be issued, and of certificates issued in exchange therefore, signed by or bearing the facsimile signatures of
                  the officers of  the   Corporation   authorized  by  the
                  Corporation to sign share certificates and countersigned by a transfer agent, upon surrender thereof for transfer pursuant hereto and, upon cancellation of such certificates, to record and countersign new certificates, duly signed as provided herein, for an equal number of shares and to deliver such share certificates to or upon the order of the person entitled thereto.


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4.   The  Corporation  shall furnish to Standard as transfer  agent a sufficient supply Of blank share certificates and from time to time will renew such supply upon the request of Standard. Such blank share certificates shall be signed by the facsimile and/or manual signatures, as authorized by law, of the officers of the Corporation to sign share certificates and shall bear the Corporate Seal or facsimile thereof. The Corporation may contract with ____________________ to print such blank share certificates upon such prices and terms as the parties may agree upon time to time.

5. Standard as transfer agent, shall make original issues of shares, including share dividends, consolidations, splits, or recapitalizations upon the following:

            A.    The written request of the Corporation.

            B. Certified copy of the resolution of the Board of Directors authorizing such issue.

            C. An opinion of corporate counsel satisfactory to counsel for Standard that such issuance is not in violation of the Articles of Incorporation, the By Laws and other relevant corporate documents or relevant securities regulation laws.

            D. Necessary funds for the payment of any original issue tax, or an opinion counsel that no tax is payable.

            E.    Necessary funds for the payment of the services of Standard.

6. Transfer of shares shall be registered and new certificates issued upon surrender of the old certificates, in the form deemed by Standard properly endorsed for transfer, with all necessary endorsers' signatures guaranteed in such a manner and form as Standard may require by a guarantor reasonably believed by Standard shall deem necessary or appropriate to evidence the genuineness and effectiveness of each necessary endorsement, and satisfactory evidence of compliance with all applicable laws relating to the collection of taxes. In addition to the foregoing, share certificates with respect to which a restriction on transfer exists, whether by agreement, by operation of law or otherwise, shall be transferred only upon compliance with such restrictions and upon receipt of the following:

            A.    Written instructions from the Corporation.

            B. An opinion of counsel satisfactory to counsel for Standard to the effect that such transfer is not inconsistent with the restriction and, if the restriction arises under Federal or State securities regulation laws, that such transfer is in compliance with such applicable laws.

            C. Such other assurances, information, and documents as Standard may Request.

7. In registering transfers, Standard as transfer agent may rely upon the Uniform Commercial Code or any other statutes, which in the opinion of counsel protect Standard and the Corporation in not requiring complete documentation, in registering transfer with such inquiry, or in refusing registration where, in its judgment, an adverse claim requires such refusal.

8. When mail is used for delivery of share certificates, Standard shall forward certificates in "non-negotiable" form by first-class mail and certificates in "negotiable" form by registered mail, and all mail deliveries to be covered while in transit to the addressee by insurance arranged for by the Corporation.

9. Standard as transfer agent may issue new share certificates in place of certificates represented to have been lost, destroyed, or stolen upon receiving indemnity satisfactory to Standard and the Corporation and may issue new certificates in exchange for or upon surrender of mutilated certificates.


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10.  Upon the  written  request of the  Corporation,  accompanied  by such other documents as Standard may deem necessary or appropriate, Standard as transfer agent shall:

            A. Issue, transfer, and split up scrip certificates and issue share certificates representing full shares upon surrender of scrip certificates aggregating one full share or more.

            B. Issue and mail subscription warrants, certificates representing share dividends, exchanges or splits, or act as conversion agent.

            C. Upon timely receipt of written notice of the declaration of a dividend and a timely receipt of the funds being sufficient for the payment thereof, distribute cash dividends on the outstanding shares of the Corporation.

11. In the case of any request of demand for the inspection of the share records of the Corporation, Standard as transfer agent shall notify the Corporation and secure instructions as to permitting or refusing such inspection. Standard shall comply with such written instructions, and the Corporation shall indemnify and hold Standard harmless in so acting. However, Standard may exhibit such records to any person in any case where it is advised by its counsel that it may be held liable for failure to do so.

12. In case any officer of the Corporation who shall have signed manually or whose facsimile signature shall have been affixed to blank share certificates shall die, resign, or be removed prior to the issuance of such certificates, Standard as transfer agent may issue or register such certificates as the certificates of the Corporation notwithstanding such death, resignation, or removal; and the Corporation shall file promptly with Standard such approval, adoption, or ratification as may be required by law.

13. Standard shall maintain customary records in connection with the registration transfers of the shares, all of which that pertain to the Corporation shall be available for examination and inspection by the
     Corporation at all reasonable times. Standard shall send all books, documents, and all records no longer deemed needed by Standard for current purposes and share certificates which have been canceled in transfer or in exchange periodically to or as directed by the Secretary of the Corporation who shall safely store such books, documents, records, and share certificates for future reference. The above listed documents shall be available for examination and inspection by Standard during regular business hours.

14. At any time, Standard may apply to the Corporation for instructions and may consult counsel for the Corporation, in respect of any matter arising in connection with the agency, and it shall not be liable or accountable for any action taken or omitted by it in good faith in accordance with such instructions or the opinion of such counsel. Standard shall not be liable to the Corporation and the Corporation shall indemnify and hold Standard harmless for any liability arising:

     A. In acting upon any paper or document reasonably believed by it to be genuine and to have been signed by the proper person or persons.

     B. In recognizing share certificates which it reasonably believes to bear the proper manual or facsimile signatures of the officers of the Corporation and the proper countersignatures of the Transfer Agent or Registrar.

     C. Standard shall not be liable to have notice of any change of authority of any officer, employees, or agent of the Corporation until receipt of written notification thereof from the Corporation.

15. The Corporation assumes full responsibility and shall indemnify Standard and save it harmless from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liabilities arising directly or indirectly out of such claims, actions, or suits, so long as Standard has acted in good faith and in the absence of gross negligence or willful misconduct. Standard shall not be under any obligation to prosecute or defend any action or suit in respect of such agency relationship which, in its opinion, may involve it in expense or liability unless Corporation shall, so often as reasonably requested, furnish Standard which satisfactory indemnity against such expense or liability.


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16.  That the  Corporation  chartered under the laws of the State of Colorado by certificate of incorporation filed in the office of the Secretary of State on the ____ day of January, 2001.

That the total number of shares of each class of the capital stock which this Corporation is now authorized to issue and the number thereof now issued and
outstanding    is:

CLASS             PAR VALUE       AUTHORIZED        ISSUED & OUTSTANDING

Common            $.01            500,000,000       4,887,927
================= =============== ================= ===========================


17. The Corporation shall pay Standard fees as shown on the list attached hereto as "Exhibit A", and by this reference made a part hereof, for its services as transfer agent. The fees may be revised at any time and from time to time by the giving of ten (10) days written notice by Standard to the Corporation.

18. The acceptance by Standard of its appointment as transfer agent and documents filed with it in connection with its agency shall be subject to the approval of counsel for Standard.

19. In the event of mergers with other companies either public or private, the Corporation grants to Standard the sole right to transfer for the emerging corporation. Standard may resign as transfer agent at any time by giving thirty (30) days written notice of such resignation to the Corporation at its known address; and at the expiration of said thirty day period, its duties as such agent shall cease.

20. Standard may be removed as transfer agent at any time by giving thirty (30) days written notice of a resolution of the Board of Directors of the Corporation, calling for such removal. A certified copy of that resolution or removal and upon the payment of a termination fee, and all fees due Standard, Standard may, to the extent permitted by law, deliver to its successor or to the Corporation its records as such agent.

Standard Registrar & Transfer            Corporation
Company, Inc.

By:________________________________     By:  /s/_______________________________
      President                                O. Howard Davidsmeyer, President

Attest:_____________________________    Attest: /s/_____________________________
      Secretary                                 Matt Veal, Secretary



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